SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    Form 8-K


                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)       August 18, 2004
                                                       ---------------

                                   DeVRY INC.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


          DELAWARE                   1-13988                     36-3150143
--------------------------------------------------------------------------------
(State or other jurisdiction        (Commission                 (IRS Employer
  of incorporation                  File Number)            Identification No.)


 ONE TOWER LANE, OAKBROOK TERRACE, IL                               60181
--------------------------------------------------------------------------------
 (Address of principal executive offices)                         (Zip Code)


Registrant's telephone number, including area code      (630) 571-7700
                                                    ----------------------------





Total number of pages: 13

                                   DEVRY INC.
                                 FORM 8-K INDEX


                                                                 Page No.


Item 9 - Regulation FD Disclosure                                  3

Signatures                                                         3

Press Release dated August 18, 2004.                            4-13

Item 9 -Regulation FD Disclosure
--------------------------------

On August 18, 2004, DeVry Inc. issued a press release announcing the Company's fiscal 2004 fourth quarter and year-end operating results and 2004 summer term enrollment figures. The full text of that press release is on pages 4 - 13 of this Form 8-K.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                      DEVRY INC.
                                                    -------------
                                                    (REGISTRANT)



Date: August 18, 2004                              /s/Ronald L. Taylor
                                                   -------------------
                                                   Ronald L. Taylor
                                                   Chief Executive Officer




Date: August 18, 2004                              /s/Norman M. Levine
                                                   -------------------
                                                   Norman M. Levine
                                                   Senior Vice President and
                                                   Chief Financial Officer